UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2023

Baudax Bio, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-39101	47-4639500
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

490 Lapp Road, Malvern, Pennsylvania		19355
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (484) 395-2470

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, par value $0.01	BXRX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01	Other Events.

On March 29, 2023, Baudax Bio, Inc. (the “Company”) entered into an Asset Transfer Agreement with Alkermes Pharma Ireland Limited (“Alkermes”) (the “Transfer Agreement”). Under the terms of the Transfer Agreement, the Company transferred the rights to certain patents, trademarks, equipment, data and other rights related to ANJESO (the “Assets”) to Alkermes. The Company also withdrew the New Drug Application (“NDA”) related to ANJESO and agreed, if elected by Alkermes at a later date, to transfer such withdrawn NDA to Alkermes at no additional cost. In consideration of the transfer of the Assets, the parties agreed to the termination of (i) the Purchase and Sale Agreement, dated March 7, 2015 by and among Alkermes, the Company and the other parties thereto (as amended, the “PSA”), (ii) the Asset Transfer and License Agreement, dated April 10, 2015 by and among Alkermes, the Company and the other parties thereto (as amended, the “ATLA”); and (iii) the Development, Manufacturing and Supply Agreement, dated as of July 10, 2015 by and between the Company and Alkermes (as amended, the “Manufacturing Agreement”) between the parties related to ANJESO (the PSA, ATLA and Manufacturing Agreement, collectively, the “ANJESO Agreements”). In connection with the termination of the ANJESO Agreements, no further payments of any kind pursuant to the ANJESO Agreements are payable by the Company to Alkermes.

The accounting requirements for reporting the abandonment of ANJESO as a discontinued operation were met when the agreements with Alkermes were executed. As a result, the Company presented its operations relating to the Assets as discontinued operations as of and for the three month periods ended March 31, 2023, and 2022, within the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 (the “First Quarter Form 10-Q”), filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 11, 2023.

Exhibit 99.1 of this Current Report on Form 8-K presents a recast of the following sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 (“Form 10-K”) to present the Assets on a discontinued operations basis:

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Item 7. Management’s Discussion and Analysis of Results of Operations and Financial Condition; and
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Item 8. Financial Statements and Supplementary Data.
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Item 15. Exhibits and Consolidated Financial Statement Schedules.

This Current Report on Form 8-K, including all exhibits hereto, should be read in conjunction with the Form 10-K and the First Quarter Form 10-Q and other filings with the SEC. These SEC filings contain important information regarding events, developments and updates affecting the Company and its expectations, including those that have occurred since the filings of the Form 10-K and First Quarter Form 10-Q.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties. Such forward-looking statements, including statements relating to the clinical development of the Company’s product candidates, reflect the Company’s expectations about its future performance and opportunities that involve substantial risks and uncertainties. When used herein, the words “anticipate,” “believe,” “estimate,” “may,” “upcoming,” “plan,” “target,” “goal,” “intend” and “expect” and similar expressions, as they relate to the Company or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information available to the Company as of the date of this Current Report on Form 8-K and are subject to a number of risks, uncertainties, and other factors that could cause the Company’s performance to differ materially from those expressed in, or implied by, these forward-looking statements. These risks and uncertainties include, among other things, risks related to market, economic and other conditions, the ongoing economic and social consequences of the COVID-19 pandemic, the Company’s ability to advance its current product candidate pipeline through pre-clinical studies and clinical trials, that interim results may not be indicative of final results in clinical trials, that earlier-stage trials may not be indicative of later-stage trials, the approvability of product candidates, the Company’s ability to raise future financing for continued development of its product candidates such as BX1000, BX2000 and BX3000, the Company’s ability to pay its debt and satisfy conditions necessary to access future tranches of debt, the Company’s ability to comply with the financial and other covenants under its credit facility, the Company’s ability to manage costs and execute on its operational and budget plans, the Company’s ability to achieve its financial goals; the Company’s ability to maintain listing on the Nasdaq Capital Market; and the Company’s ability to obtain, maintain and successfully enforce adequate patent and other intellectual property protection. These forward-looking statements should be considered together with the risks and uncertainties that may affect the Company’s business and future results included in the Company’s filings with the Securities and Exchange Commission at www.sec.gov. These forward-looking statements are based on information currently available to the Company, and the Company assumes no obligation to update any forward-looking statements except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Document

23.1	Consent of KPMG LLP, independent registered public accounting firm

23.2	Consent of EisnerAmper LLP, independent registered public accounting firm

99.1

Recast Audited Financial Statements of the Company as of December 31, 2022 and 2021 and for the fiscal years ended December 31, 2022 and 2021 and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations.

104	Cover Page Interactive Data file (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Baudax Bio, Inc

By:	/s/ Gerri A. Henwood
Name:	Gerri A. Henwood
Title:	President and Chief Executive Officer

Date: June 28, 2023